UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2015

NANOPHASE TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-22333	36-3687863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois	60446
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 771-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of the Company was held on August 27, 2015. The following is a summary of the proposals submitted to the Company’s stockholders, as described in the Company’s definitive proxy statement filed on July 13, 2015, and final results of the voting on each matter.

1)	The stockholders voted to re-elect one Class III director to the Board. Results of the voting were as follows:

Director	For	Authority Withheld	Abstentions	Broker Non-Votes
George A. Vincent, III	15,194,975	83,365	—	8,933,037

In addition to Mr. Vincent, James A. Henderson, Jess A. Jankowski, James A. McClung, Ph.D., Richard W. Siegel, Ph.D., W. Ed Tyler, and R. Janet Whitmore continued their terms of office as directors of the Company after the 2015 Annual Meeting of Stockholders.

2)	The stockholders voted to ratify the appointment by the Company’s Audit and Finance Committee of McGladrey LLP as the independent auditors of the Company’s financial statements for the year ending December 31, 2015. Results of the voting were as follows:

For	Against	Abstentions	Broker Non-Votes
23,890,222	295,516	25,639	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOPHASE TECHNOLOGIES CORPORATION
(Registrant)

August 27, 2015	/s/ FRANK CESARIO
(Date)	FRANK CESARIO Chief Financial Officer